UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 5, 2025

Date of Report (date of earliest event reported)

IREN LIMITED
(Exact name of registrant as specified in its charter)

Australia
(State or other jurisdiction of incorporation or organization)

001-41072
(Commission File Number)

Not Applicable
(I.R.S. Employer Identification No.)

Level 6, 55 Market Street, Sydney, NSW 2000 Australia
(Address of Principal Executive Offices)

+61 2 7906 8301
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	IREN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 8, 2025, Anthony Lewis, the current Chief Capital Officer of IREN Limited (the “Company”), was appointed as Chief Financial Officer of the Company.

Mr. Lewis, age 49, has served as the Company’s Chief Capital Officer since July 1, 2025. Prior to that, Mr. Lewis served as Co-Treasurer of Macquarie Group from July 2021 to September 2024 and prior to that as Head of Capital, and Co-Head of Transactions and Structure, Group Treasury at Macquarie Group until July 2021. Mr. Lewis received his Bachelor of Commerce and a Bachelor of Laws (First Class Honors) from the University of Sydney.

The selection of Mr. Lewis to serve as the Company’s Chief Financial Officer was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Lewis and any director or other executive officer of the Company, and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended) involving Mr. Lewis and the Company and/or its subsidiaries.

Belinda Nucifora, the former Chief Financial Officer of the Company ceased employment with the Company, effective as of September 8, 2025. Ms. Nucifora will receive payments and benefits in accordance with her existing contractual entitlements, consistent with terms previously disclosed by the Company.

Item 7.01 Regulation FD Disclosure

On September 8, 2025, the Company issued a press release announcing the appointment of Anthony Lewis as Chief Financial Officer and the departure of Belinda Nucifora. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

No.	Description
99.1	Press release issued by IREN Limited dated September 8, 2025 (furnished pursuant to Item 7.01).
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IREN Limited

Date: September 8, 2025	By:	/s/ Daniel Roberts
	Name:	Daniel Roberts
	Title:	Co-Chief Executive Officer and Director